SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2011

HFF, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33280	51-0610340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Oxford Centre

301 Grant Street, Suite 600

Pittsburgh, Pennsylvania 15219

(412) 281-8714

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

INDEX TO EXHIBITS

Item 8.01	Other Events

On August 2, 2011, HFF, Inc. (the “Company”) issued a press release announcing that it had filed a preliminary prospectus supplement with the Securities and Exchange Commission (SEC) for a proposed underwritten public offering by certain stockholders of the Company of 4,047,472 shares of the Company’s Class A common stock. All shares will be offered by existing stockholders who are also current transaction professionals of the Company, including the Company’s chief executive officer and three other inside directors. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated August 2, 2011, announcing that certain stockholders of HFF, Inc. intend to sell 4,047,472 shares in a secondary offering.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HFF, INC.

Dated: August 2, 2011	By:	/s/ Gregory R. Conley
Gregory R. Conley
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 2, 2011, announcing that certain stockholders of HFF, Inc. intend to sell 4,047,472 shares in a secondary offering.